SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2006

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NORTHEAST UTILITIES

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-5324	04-2147929
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                                           01105

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(Address of principal executive offices)  (Zip Code)

(860) 665-5500

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)

On October 10, 2006 the Board of Trustees of Northeast Utilities (the “Company”) elected Kenneth R. Leibler to serve as a Trustee of the Company, effective November 1, 2006. The Board appointed Mr. Leibler to the Audit Committee and Finance Committee. A copy of the Company’s news release announcing Mr. Leibler’s election is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated by reference

SECTION 9   –  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  –

Financial Statements and Exhibits.

(c)

 Exhibits.

Exhibit Number	Description
Exhibit 99.1	Northeast Utilities News Release dated October 13, 2006.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES
(Registrant)

By: /s/ Kerry J. Kuhlman
Name: Kerry J. Kuhlman
Title: Vice President and Secretary

Date:  October 13, 2006